SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):
                       January 27, 1997

               GREAT WESTERN FINANCIAL CORPORATION
               -----------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                1-4075             95-1913457
--------------------------------------------------------------
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)      Identification No.)
incorporation)


  9200 Oakdale Avenue, Chatsworth, California         91311
--------------------------------------------------------------
 (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number including area code:
                     (818) 775-3411

 (Former name or former address, if changed since last report.)
     Not applicable.


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Item 7    Financial Statements and Exhibits

          1. Underwriting Agreement, dated January 22, 1997, among Great Western Financial Corporation (the "Company"), Great Western Financial Trust II (the "Trust") and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers and Smith Barney Inc., as Representatives of the several Underwriters, relating to the 8.206% Capital Securities, Series A, of the Trust (the "Capital Securities").

          4.1 Third Supplemental Indenture, dated as of January 22, 1997, to Indenture, dated as of September 12, 1990, as amended and supplemented, between the Company and Harris Trust and Savings Bank, relating to the 8.206% Subordinated Deferrable Interest Notes Due 2027 of the Company.

          4.2  Amended and Restated Declaration of Trust of the
               Trust, dated January 22, 1997.

          4.3  Form of Capital Securities (attached as Annex 1 to
               Exhibit A to the Amended and Restated Declaration of Trust included herein as Exhibit 4.2).

          4.4 Capital Securities Guarantee Agreement, dated as of January 22, 1997, between the Company and The
               First National Bank of Chicago, as Property
               Trustee.

          8. Opinion of O'Melveny & Myers as to certain federal tax matters relating to the Capital Securities.

          23.1 Consent of O'Melveny & Myers (included in Exhibit
               8 hereto).

          Pursuant to the requirements of the Securities Exchange
Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         GREAT WESTERN FINANCIAL CORPORATION


                         /s/ STEPHEN F. ADAMS
                         By:  Stephen F. Adams
                         Title:  First Vice President


DATED:  January 31, 1997